Summary of significant accounting policies (Policies)	3 Months Ended	12 Months Ended
	Mar. 31, 2022	Dec. 31, 2021
Summary of significant accounting policies
Business combinations, goodwill and merger transaction
3.1.	Business combinations and goodwill

Business combinations are accounted for using the acquisition method. The cost of an acquisition is measured as the total of the consideration transferred, measured at acquisition date fair value, and the amount of any non-controlling interest in the acquiree. For each business combination, the acquirer measures the non-controlling interest in the acquiree either at fair value or at the proportionate share of the acquiree’s identifiable net assets. Acquisition costs incurred, such as finder’s fees, legal fees, due diligence fees, and other professional and consulting fees, are expensed and included in operating expenses.

The Group measures goodwill as the fair value of the consideration transferred including the recognized amount of any non-controlling interest in the acquiree, less the net recognized amount (generally fair value) of the identifiable assets acquired and liabilities assumed, all measured as at the acquisition date.

Consideration transferred includes the fair values of the assets transferred, liabilities incurred by the Group to the previous owners of the acquiree, and equity interests issued by the Group. Consideration transferred also includes the fair value of any contingent consideration and vested share-based payment awards of the acquiree that are replaced in the business combination.

If control is achieved in stages, the acquirer’s previously held equity interest in the acquiree is remeasured to fair value as at the acquisition date through profit or loss.

A contingent liability of the acquiree is recognized in a business combination only if such a liability represents a present obligation and arises from a past event, and its fair value can be measured reliably.

Only components of non-controlling interest constituting a present ownership interest that entitles their holder to a proportionate share of the entity’s net assets in the event of liquidation are measured at either fair value or at the present ownership instruments’ proportionate share of the acquiree’s identifiable net assets. All other components are measured at their acquisition date fair value.

The Group accounts for a change in the ownership interest of a subsidiary (without loss of control) as a transaction with owners in their capacity as owners. Therefore, such transactions do not give rise to goodwill, nor do they give rise to a gain or loss and are accounted for as an equity transaction.

After initial recognition, goodwill is measured at cost less any accumulated impairment losses. For the purpose of impairment testing, goodwill acquired in a business combination is, from the acquisition date, allocated to each of the Group’s cash generating units that are expected to benefit from the synergies of the combination, irrespective of whether other assets or liabilities of the acquiree are assigned to those units.

Where goodwill forms part of a cash-generating unit (CGU) and part of the operation within that unit is disposed of, the goodwill associated with the operation disposed of is included in the carrying amount of the operation when determining the gain or loss on disposal of the operation. Goodwill disposed of in this circumstance is measured based on the relative values of the operation disposed of and the portion of the cash-generating unit retained. If the Group reorganizes its reporting structure in a way that changes the composition of one or more cash-generating units to which goodwill has been allocated, the goodwill is reallocated to the units affected. The reallocation is performed using a relative value approach similar to that used in connection with the disposal of an operation within a cash-generating unit, unless some other method better reflects the goodwill associated with the reorganized units.

A.Acquisition of game development studios

On January 25, 2022, the Board approved the acquisition of three game development studios, aiming at accelerating the Company’s product growth strategy and enlarging its player base.

The Company acquired 100%, 48.8% and 49.5% of the issued share capital of Gracevale Ltd, MX Capital Ltd, and Castcrown Ltd, respectively. For the information regarding the associates please see Note 15.

On January 27, 2022, the Company entered into a share purchase agreement to acquire 100% of the issued share capital of Gracevale Ltd, developer and publisher of PixelGun 3D mobile shooter title, for a total consideration of up to 70,000. The deal included a cash consideration of 55,517, a share consideration of 3,963, and a deferred share consideration of 10,520 subject to certain conditions. In parallel with the acquisition of Gracevale Ltd, the Company also acquired Lightmap Studio for an amount of 150, which will now take part in the maintenance and support of Pixel Gun 3D. The two transactions were fully executed on January 31, 2022. The deal is accounted for as business combinations based on the provisions of IFRS 3. Gracevale Ltd was renamed to Lightmap Ltd on March 30, 2022.

Based on the Share purchase agreement at the date of acquisition the seller received the option to require Nexters Inc. to acquire outstanding consideration shares from the seller for a price of US$ 10.00 per share. There are two scenarios when the option becomes exercisable:

●	the first scenario is when the shares become ineligible for sale on Nasdaq in one year from the date of allotment of such shares;
●	the second scenario represents a general right to repurchase outstanding consideration shares no later than two years from the acquisition date.

The option is recognized on the acquisition date in the amount of 13,636 calculated as the present value of the redemption amount of the share consideration discounted using the Company’s incremental borrowing rate. The unwinding of the discount from the acquisition date till the reporting date amounted to 67.

B.Consideration transferred

The following table summarises the acquisition-date fair value of each major class of consideration transferred.

Consideration transferred
Cash	55,667
Share consideration	3,158
Deferred share consideration	8,384
Total fair value of consideration	67,209

Share consideration and deferred share consideration fair value were determined using the quantity of the shares stated in the share purchase agreement multiplied by the share price of Nexters Inc. as at the date of acquisition, which is US$ 7.97.

The difference between the share considerations and put option of the sellers of Lightmap Ltd of 2,094 is reflected in the interim condensed consolidated statement of changes in equity in the line “Issue of ordinary shares related to business combination”.

C.Fair value of the assets acquired and liabilities assumed

The fair values of the identifiable assets and liabilities of Lightmap Ltd on provisional basis as at the date of acquisition were:

Fair value recognized on
acquisition, January 31, 2022,
Lightmap Ltd
Assets
Property and equipment	68
Intangible assets	17,664
Right-of-use assets	230
Indemnification asset	3,043
Trade and other receivables	2,375
Cash and cash equivalents	1,555
Prepaid tax	383
25,318
Liabilities
Lease liabilities	(230)
Trade and other payables	(2,185)
Provisions for non-income tax risks	(1,381)
Tax liability	(1,721)
(5,517)
Total identifiable net assets at fair value	19,801
Goodwill arising on acquisition	47,408
NCI	—
Purchase consideration transferred	67,209

Analysis of cash flows on acquisition:
Net cash acquired with the subsidiary	1,555
Consideration to be paid	(55,667)
Cash payable after reporting period	4,090
Net cash flow in acquisition	(50,022)

D.Goodwill

Goodwill recognized in the amount of 47,408 is attributable primarily to the synergy effects as well as workforce and was assigned to the whole Group as one Cash Generating Unit (see Note 4). None of the goodwill is expected to be deductible for income tax purposes. The Company recognized separately from the acquisition the cost of the due diligence of 51 as acquisition related costs that should be expensed in the current period.

Lightmap Ltd’s property and equipment consist of office equipment purchased within the last three years, its fair value approximates to its carrying amount.

At the date of the acquisition, the fair value of the trade and other payables of Lightmap Ltd approximates to its carrying amount due to the fact they are represented by short-term advances and lease deposit.

The group measured the acquired lease liabilities using the present value of the remaining lease payments at the date of acquisition. The right-of-use assets were measured at an amount equal to the lease liabilities.

The group’s trade and other receivables amount represents gross contractual amounts for the acquired receivables, its fair value approximates to its carrying amount as they are mostly short-term.

The deferred revenue represents the payments from players for virtual items, which are non-refundable and relate to non-cancellable contracts that specify the company’s obligations. These payments are initially recorded as deferred revenue. The related platform and payment processing fees are recorded as expense in the same period when the relevant revenue is recognized while the amount of the platform and payment processing fees, which relate to the deferred revenue, is recognized as deferred platform commission fees. Management applied the bottom-up approach to estimate the fair value of the deferred revenue as required by IFRS 3. Under this approach, the company adds the cost that it incurs to fulfill the performance obligation to the profit margin. The cost does not include items such as marketing, training, and recruiting. Such costs are not included as the company incurs these either before the acquisition date or these are not needed to fulfill the obligation. Based on the analysis, the fair value of the deferred revenue was determined to be insignificant. Respectively, the fair value of the deferred commission fees is also insignificant. Therefore, no balances were recognized as of the acquisition date.

CGU was not tested for impairment because there were no impairment indicators as at March 31, 2022.

From the date of acquisition Lightmap Ltd has contributed revenue of 685 and net loss before tax of 2,012 from the continuing operations of the Group.

If the acquisition had taken place at the beginning of the year, consolidated revenue of the Group would have been 126,630 and profit before tax from continuing operations for the period would have been 23,277.

For the details of measurement of the intangible assets recognized as at acquisition date see Note 4.

E.Reconciliation of carrying amount of goodwill

Cost
Balance at January 1, 2022	1,501
Acquisition through business combination	47,408
Translation reserve	(195)
Balance at March 31, 2022	48,714

F.Contingencies

Lightmap Ltd recognized a liability of 925 in relation to corporate income tax risks and of 1,381 in relation to indirect taxes, as it considered that there is a present obligation as a result of past events with the probable outflow of resources. Lightmap Ltd also recognized a contingent liability of 737 under IFRS 3 in relation to corporate income tax, as it considered that there is a present obligation as a result of past events with the probability of outflow of the recourses lower than 50%. The Company recognized the indemnification asset in the amount equal the total liability of the mentioned risks, as such indemnification was provided in the share purchase agreement.

3.1. Business combinations, goodwill and merger transaction

Business combinations are accounted for using the acquisition method.

Consideration transferred includes the fair values of the assets transferred, liabilities incurred by the Group to the previous owners of the acquiree, and equity interests issued by the Group. Consideration transferred also includes the fair value of any contingent consideration and share-based payment awards of the acquiree that are replaced mandatorily in the business combination.

If a business combination results in the termination of pre-existing relationships between the Group and the acquiree, then the Group identifies any amounts that are not part of what the Group and the acquiree exchanged in the business combination. The Group recognizes as part of applying the acquisition method, only the consideration transferred for the acquiree, and the assets acquired and liabilities assumed in the exchange for the acquiree.

If the business combination is achieved in stages, any previously held equity interest is re-measured at its acquisition date fair value and any resulting gain or loss is recognized in profit or loss. It is then considered in the determination of goodwill.

Any contingent consideration to be transferred by the acquirer will be recognized at fair value at the acquisition date. Subsequently, contingent consideration classified as an asset or liability, is measured at fair value with changes in fair value recognized in profit or loss. Contingent consideration that is classified as equity is not re-measured and subsequent settlement is accounted for within equity.

The Group measures any non-controlling interest at its proportionate interest in the identifiable net assets of the acquiree.

Goodwill is initially measured at cost, being the excess of the aggregate of the consideration transferred and the amount recognized for non-controlling interests, and any previous interest held, over the net identifiable assets acquired and liabilities assumed. If the fair value of the net assets acquired is in excess of the aggregate consideration transferred, the Group re-assesses whether it has correctly identified all of the assets acquired and all of the liabilities assumed and reviews the procedures used to measure the amounts to be recognized at the acquisition date. If the re-assessment still results in an excess of the fair value of net assets acquired over the aggregate consideration transferred, then the gain is recognized in profit or loss.

After initial recognition, goodwill is measured at cost less any accumulated impairment losses. For the purpose of impairment testing, goodwill acquired in a business combination is, from the acquisition date, allocated to the Group’s cash generating units that are expected to benefit from the synergies of the combination, irrespective of whether other assets or liabilities of the acquired entity are assigned to those units.

Where goodwill has been allocated to a cash-generating unit and certain operation within that unit is disposed of, the goodwill associated with the operation disposed of is included in the carrying amount of the operation when determining the gain or loss on disposal of the operation. Goodwill disposed in this circumstance is measured based on the relative values of the operation disposed and the portion of the cash-generating unit retained.

Acquisition of subsidiaries

On February 3, 2021, Nexters Global Ltd acquired 100% of the voting shares in Nexters Online LLC and Nexters Studio LLC, two Russian game development studios, for the total consideration of 1,247 (RUB 93 million), where 163 and 1,084 are the consideration paid per stated voting shares respectively. The consideration was fully paid in cash. The Company’s management considers the acquisition of the product development team as a primary business purpose of the deals. The acquisitions have been accounted for using the acquisition method. The consolidated financial statements include the results of the companies for the eleven-month period from the acquisition date.

On April 5, 2021, Nexters Global Ltd acquired 100% of the voting shares in NHW Ltd, a company registered in accordance with the laws of the Republic of Cyprus, for the total consideration of 24 (€20,000), which comprises the whole business acquisition. The consideration was fully paid in cash. The Company’s management considers the acquisition of the testing development team as a primary business purpose of the deal. The acquisition has been accounted for using the acquisition method. The consolidated financial statements include the results of the company for the nine-month period from the acquisition date.

On December 9, 2021, Nexters Global Ltd acquired 70% of the voting shares in Game Positive LLC, a company registered in accordance with the laws of the Russian Federation, for the total consideration of 1. The consideration was fully paid in cash. The Company’s management considers the acquisition of the product development team as a primary business purpose of the deal. The acquisition has been accounted for using the acquisition method. The consolidated financial statements include the results of the company for the period from the acquisition date.

The fair values of the identifiable assets and liabilities of all the acquired companies as at the date of acquisition were:

	Fair value recognized	Fair value recognized	Fair value recognized	Fair value recognized
	on acquisition, February 3, 2021	on acquisition, February 3, 2021,	on acquisition, April 5 2021,	on acquisition, December 9, 2021,
	Nexters Studio LLC	Nexters Online LLC	NHW Ltd	Game Positive LLC
Assets
Property and equipment	390	85	—	71
Intangible assets	38	14	—	—
Right-of-use assets	1,164	395	—	—
Trade and other receivables	656	80	15	48
Other assets	91	27	—	59
Cash and cash equivalents	26	4	1	82
Prepaid tax	28	—	—	12
	2,393	605	16	272
Liabilities
Deferred tax liability	(4)	(16)	—	—
Lease liabilities – current	(1,164)	(395)	—	—
Trade and other payables	(1,415)	(218)	—	(159)
Tax liability	—	(4)	—	—
	(2,583)	(633)	—	(159)
Total identifiable net assets at fair value	(190)	(28)	16	113
Goodwill/(negative goodwill) arising on acquisition	1,274	191	8	(79)
NCI	—	—	—	(33)
Purchase consideration transferred	1,084	163	24	1

Analysis of cash flows on acquisition:
Net cash acquired with the subsidiary	26	4	1	82
Cash paid	(1,084)	(163)	(24)	(1)
Net cash flow in acquisition	(1,058)	(159)	(23)	81

Goodwill recognized in the amount of 1,501 (1,473 goodwill as at the dates of acquisitions and 28 of translation reserve as at December 31, 2021) is attributable primarily to the expected synergies and was assigned to the whole Group as one Cash Generating Unit. The acquisition of Game Positive LLC resulted in a bargain purchase as the fair value of assets acquired and liabilities assumed exceeded the total of fair value of consideration paid and the proportionate value of non-controlling interest by 79. The Company recognized the amount as a gain which is reflected in Other income within Net finance income. None of the goodwill is expected to be deductible for income tax purposes. The Company did not recognize separately from the acquisitions any acquisition related costs that should be expensed in the current period.

Property and equipment of Nexters Studio LLC, Nexters Online LLC and Game Positive LLC (“Russian companies”) consist of office equipment purchased within 2020, so its fair value approximates to its carrying amount.

At the date of the acquisition, the fair value of the trade and other receivables of Russian companies approximates to its carrying amount due to the fact they are represented by short-term advances and lease deposits.

The Group measured the acquired lease liabilities using the present value of the remaining lease payments at the date of acquisition. The right-of-use assets were measured at an amount equal to the lease liabilities.

The companies’ trade and other payables amount represents gross contractual amounts for the acquired payables.

Nexters Global Ltd and Russian companies were parties to a pre-existing relationship, which should be accounted for separately from the business combination. No additional adjustment was made for the amount by which the contract is favorable or unfavorable from the perspective of the acquirer when compared with terms of current market transactions for the same or similar items, as the transactions comprising pre-existing relationship were executed on the market terms.

From the date of acquisition, Nexters Studio LLC, Nexters Online LLC, NHW Ltd and Game Positive LLC have contributed no revenue as prior to the acquisitions all revenue generated by the acquired businesses was from the provision of services to Nexters Global Ltd and is eliminated on consolidation, and contributed 16,563, 2,219, 13 and 134 respectively to the net loss before tax from the continuing operations of the Group.

If the acquisition had taken place at the beginning of the year, consolidated revenue would have been unchanged for the reason described above at 434,094 and net loss from continuing operations for the year would have been 118,576.

Merger of Nexters Global Ltd, Nexters Inc. and Kismet Acquisition One Corp

On August 26, 2021 the Company successfully consummated the business combination with Kismet Acquisition One Corp. (“Kismet”, a Special Purpose Acquisition Company (“SPAC”)), which was announced on February 1, 2021. The Company treated the Transaction as a capital transaction equivalent to the issue of shares of the Company in exchange for the net monetary assets of Kismet. The Transaction did not constitute a business combination as defined under IFRS 3 Business Combinations, as Kismet is a non-operating entity that does not meet the definition of a business under IFRS 3, as given that it consisted predominantly of cash in the Trust Account.

As at the Closing Date, the following transactions occurred pursuant to the terms of the Business Combination Agreement (the “Transaction”):

●	the merger of Kismet into Nexters Inc., with Nexters Inc. surviving the merger and the security holders of Kismet (other than security holders of Kismet who elected to redeem their Kismet ordinary shares) becoming security holders of Nexters Inc. (the “Merger”),
●	the acquisition by Nexters Inc. of all the issued and outstanding share capital of Nexters Global Ltd from the holders of Nexters Global’s share capital for a combination of cash and Nexters Global’s ordinary shares, such that Nexters Global is a direct wholly owned subsidiary of Nexters Inc. (the “Share Acquisition”).

Prior to the Merger, a total of 21,811,242 Kismet ordinary shares were redeemed for a value of 218,190, resulting in a total of 3,188,758 Kismet’s public ordinary shares remaining issued and outstanding as at the time of the Merger.

Under the Business Combination Agreement, in consideration for the purchase of Nexters Global’s share capital in the Share Acquisition, Nexters Inc.:

●	paid to the shareholders of Nexters Global cash in an aggregate amount of 61,804, which consist of 57,122 paid upon consummation of the Transaction and 4,682 paid in December, 2021 in accordance with Section 2.3(a)(ii) “Determination of the Initial Cash Consideration” of the Business combination agreement filed with SEC as a part of form F-4;
●	issued to the shareholders of Nexters Global a total of 176,584,343 Nexters Inc. ordinary shares; and
●	will issue to the former shareholders of Nexters Global 20,000,000 Deferred Exchange Shares, subject to certain conditions being met, as further described in the section entitled (“Deferred Exchange Shares”).

The cash acquired by the Group in the Transaction (post all transaction related expenses) amounted to 119,659.

On January 31, 2021, Kismet, Nexters Inc. and Kismet Sponsor Limited, a British Virgin Islands business company (the “Sponsor”) entered into an amended and restated Forward Purchase Agreement (the “A&R Forward Purchase Agreement”). The A&R Forward Purchase Agreement amended the Forward Purchase Agreement, dated August 5, 2020, between Kismet and the Sponsor by, among other things, increasing the Sponsor’s purchase commitment thereunder from US$ 20 million to US$ 50 million and replacing the Sponsor’s commitment to acquire Kismet’s units with a commitment to acquire 5,000,000 Nexters Inc. ordinary shares and 1,000,000 Nexters Inc. public warrants in a private placement which occurred after the Merger and prior to the Share Acquisition.

On July 16, 2021, Kismet, Nexters Global Ltd and the Sponsor entered into separate subscription agreements (each as amended, restated or supplemented from time to time, a “PIPE Subscription Agreement”) with certain institutional investors that are not “U.S. persons” as defined in Regulation S under the Securities Act and with whom the Sponsor had prior business relationships (each, a “PIPE Investor”), pursuant to which the PIPE Investors agreed to subscribe for and purchase an aggregate of 5,000,000 Nexters ordinary shares for a purchase price of US$ 10.00 per share for an aggregate commitment of US$ 50 million in a private placements outside the United States in reliance on Regulation S under the Securities Act (the “PIPE”). The PIPE was consummated concurrently with the closing of the Transaction.

As at Closing Date, immediately subsequent to the consummation of the Transaction, there were 196,523,101 Nexters ordinary shares outstanding. Additionally, there were 20,250,000 Nexters warrants outstanding, each of which entitle the holder to purchase one Nexters ordinary share at an exercise price of US$ 11.50 per share. Furthermore, options to purchase 120,000 Nexters ordinary shares at an exercise price of US$ 10.00 per share were held by three of Kismet’s independent directors, which options vested upon the consummation of the Transaction.

The following table sets forth information regarding the shareholdings of Nexters ordinary shares as at the Closing Date immediately subsequent to the consummation of the Transaction, based on the actual number of shares held and outstanding.

	Number of	Percentage of
	Ordinary Shares	Ordinary Shares
Kismet’s public shareholders	3,188,758	1.6%
Sponsor	11,750,000	6.0%
Nexters Global shareholders	176,584,343	89.9%
PIPE investors	5,000,000	2.5%
Total	196,523,101	100%

Deferred Exchange Shares

An aggregate of 20,000,000 Nexters Inc. deferred exchange shares were issued to the former shareholders of Nexters Global as part of the Transaction. The issuance has been deferred as follows: (i) the issuance of 10,000,000 ordinary shares, in the aggregate, is deferred until the volume weighted average trading price of Nexters Inc. ordinary shares is US$ 13.50 or greater for any 20 trading days within a period of 30 trading days prior to the third anniversary of the Share Acquisition Closing; and (ii) the issuance of an additional 10,000,000 ordinary shares, in the aggregate, is deferred until the volume weighted average trading price of Nexters Inc. ordinary shares is US$ 17.00 or greater for any 20 trading days within a period of 30 trading days prior to the third anniversary of the Share Acquisition Closing.

The arrangement is accounted for in accordance with IFRS 2 and considered in calculation of the share listing expense where effect of this arrangement is reflected by market participants in the market value of Nexters Inc. shares issued to Kismet shareholders (see Note 12).